Filed pursuant to Rule 497(a)
File No. 333-178548

FOR IMMEDIATE RELEASE	For More Information, Contact:
George Lancaster George.Lancaster@Hines.com 713-966-7676

HMS Income Fund Announces Guerdon Investment
Deal Furthers Co-investment Strategy with Main Street Capital Corporation
HOUSTON - August 19, 2014 - HMS Income Fund (“HMS”), a non-listed business development company sponsored by Hines Interests Limited Partnership (“Hines”), today announced the closing of an investment in Guerdon Enterprises, LLC (“Guerdon”). The HMS investment is part of a $17.0 million financing led by Main Street Capital Corporation (NYSE: MAIN) (“Main Street”), parent company of the sub-adviser to HMS. The investment in Guerdon includes first-lien, senior secured term debt and a direct equity investment. HMS invested approximately $3.4 million of the financing, which includes a direct equity investment of approximately $0.6 million. The investment in Guerdon supported a majority recapitalization of the company. In addition to the financing discussed above, HMS and Main Street are also providing Guerdon an undrawn revolving line of credit to support its future working capital needs. The co-investors partnered with Riverlake Partners, LLC, a private equity firm based in Portland, Oregon, and Guerdon’s founder to facilitate the transaction.
Headquartered in Boise, Idaho, and founded in 2001, Guerdon is a leading systems-built, off site producer of large modular commercial and multi-family construction projects in the Western United States and Canada. Guerdon’s portfolio consists of large apartment, condominium, hotel, office, and workforce housing buildings in varying geographies, climates and working conditions.
About HMS Income Fund

HMS Income Fund is a publicly registered, non-listed business development company sponsored by Hines, an international investment management firm. The primary investment objective of HMS Income Fund is to generate current income through debt and equity investments in private middle market and lower-middle market U.S. companies. Its secondary objective is to generate long-term capital appreciation through such investments. HMS Income Fund is managed by HMS Adviser LP and is sub-advised by a wholly owned subsidiary of Main Street Capital Corporation (NYSE: MAIN), a publicly traded business development company. To learn more, please visit www.hinessecurities.com.

About Hines
Hines is a fully integrated real estate investment and management firm that has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for more than 57 years. With offices in 73 cities across the United States and 18 international countries, and controlled assets valued at approximately $28.2 billion as of December 31, 2013, Hines is one of the largest real estate organizations in the world. Access www.hines.com for more information on Hines.
About Main Street Capital Corporation
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies and debt capital to middle market companies. Main Street’s portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives within its lower middle market portfolio. Main Street’s lower middle market companies generally have annual revenues between $10 million and $150 million. Main Street’s middle market debt investments are made in businesses that are generally larger in size than its lower middle market portfolio companies.
Main Street’s common stock trades on the New York Stock Exchange (“NYSE”) under the symbol “MAIN.” In addition, Main Street has outstanding 6.125% Notes due 2023, which trade on the NYSE under the symbol “MSCA.”
For more information, please read the prospectus, which you can obtain by visiting www.hinessecurities.com or calling Hines Securities, Inc. at 888.446.3773. You should read the prospectus carefully in order to fully understand the objectives, risks, sales charges, fees and expenses of HMS Income Fund before investing or sending money. No offering is made in the State of New York except by a prospectus filed with the Department of Law of the State of New York. A copy of the prospectus must be made available to you in connection with any offering. Neither the Securities and Exchange Commission, the Attorney General of the State of New York nor any other state securities regulator has approved or disapproved of this offering or determined if the prospectus is truthful and complete. Any representation to the contrary is a criminal offense.